SCUDDER
                                                                INVESTMENTS (SM)
                                                                          [LOGO]


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EQUITY/GLOBAL
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Scudder Greater
Europe Growth Fund










Annual Report
October 31, 2000

The fund seeks to provide long-term growth of capital.

Contents
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                     4   Letter from the Fund's President

                     6   Performance Update

                     8   Portfolio Summary

                    10   Portfolio Management Discussion

                    16   Glossary of Investment Terms

                    17   Investment Portfolio

                    22   Financial Statements

                    25   Financial Highlights

                    27   Notes to Financial Statements

                    34   Report of Independent Accountants

                    35   Tax Information

                    36   Shareholder Meeting Results

                    37   Officers and Directors

                    38   Investment Products and Services

                    40   Account Management Resources

Scudder Greater Europe Growth Fund


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Class AARP                ticker symbol SGEGX                    fund number 177
Class S                   ticker symbol SCGEX                    fund number 077
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Date of           o        Despite posting a negative return during the latter
Inception:                 half of the twelve-month reporting period, the fund
10/10/94                   has maintained an impressive long-term performance
                           record. The Class S shares of the fund have
                           outperformed their unmanaged benchmark -- the MSCI
                           Europe Index -- over the three- and five-year
                           periods, and are ranked in the top 13% and 8%,
Total Net                  respectively, of their peer group in those periods
Assets as of               according to Lipper, Inc.^1 The fund has also been
10/31/00 --                awarded an overall rating of 5 stars by
                           Morningstar(TM).^2
Class AARP:
$1 million        o        Although the European markets have declined in recent
                           months, we remain encouraged by the continued
Class S:                   development of important long-term themes such as
$1,410 million             steady growth, improved tax policies, and corporate
                           restructuring. We encourage investors to focus on what we believe are the long-term benefits of investing in Europe, rather than the short-term fluctuations of the region's equity markets.



^1 Source: Lipper, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended October 31, 2000 the Class S shares of the Scudder Greater Europe Growth Fund's Lipper ranking was 50 out of 151 funds for the one-year period, 10 out of 78 funds for the three-year period, and 3 out of 39 for the five-year period. Past performance is no guarantee of future results.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of October 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder Greater Europe Growth Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder Greater Europe Growth Fund was rated among 1208, 750, and 153 funds for the 3-, 5-, and 10-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4- and 5-star ratings. Ratings are subject to change.

Letter from the Fund's President
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Dear Shareholders,

Stocks in Europe have provided investors with an uneven performance over the past twelve months, as the combination of local concerns and volatility in the U.S. market has dampened investor sentiment. The past six months, during which the MSCI Europe Index has fallen -6.81%, have proven particularly difficult. In this period, the Class S shares of the Scudder Greater Europe Growth Fund registered a total return of -10.28%. However, we are pleased to report that the Class S shares of the fund nevertheless produced a gain of 11.31% for the full year, due to their 24.06% return in the first six months of the fiscal period.

This environment has been unsettling even for experienced investors, but, as always, we encourage shareholders to remain focused on the long-term trends that continue to unfold in Europe. Merger interest remains high as companies seek to position themselves for the increasingly competitive environment of the global marketplace. In addition, corporations continue to focus on restructuring as a way to gain efficiencies and boost profits. We are also encouraged by the growing recognition by European governments that excessive intervention in the free market can be a hindrance to economic growth. Although positive underlying trends such as these do not guarantee that stock prices will rise in the short term, we believe that they provide the foundation for strong market performance over time.

Using a bottom-up, research-driven approach that seeks to invest in companies that are poised to benefit from favorable growth trends, the management team of Scudder Greater Europe Growth Fund has produced strong long-term results. Since its inception in 1994, the Class S shares of the fund have outperformed their unmanaged benchmark by a wide margin. In this time, their average annualized return of 19.44% is far ahead of the 15.22% return of the MSCI Europe Index. The fund has performed well relative to its peers, as well: Lipper, Inc. ranks the Class S shares of the fund in the top 13% and 8%, respectively, over the trailing three- and five-year periods. We believe that the fund's strong track record is a result of management's continued use of long-term company fundamentals to construct the portfolio on a stock-by-stock basis.

Thank you for your continued investment in Scudder Greater Europe Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Greater Europe Growth Fund

Performance Update
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                                                                October 31, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:




          Scudder Greater                    Morgan Stanley Capital
     Europe Growth Fund -- Class S       International (MSCI) Europe Index*
     -----------------------------       ----------------------------------

'94**            10000                                 10000
'95              11506                                 11321
'96              14395                                 13298
'97              17917                                 16754
'98              22339                                 20618
'99              25993                                 23201
'00              28932                                 23419


                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                            Total Return
                               Growth of                              Average
Period ended 10/31/2000         $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Greater Europe Growth Fund-- Class S
--------------------------------------------------------------------------------
1 year                         $  11,131               11.31%            11.31%
--------------------------------------------------------------------------------
5 year                         $  25,144              151.44%            20.25%
--------------------------------------------------------------------------------
Life of Fund**                 $  29,366              193.66%            19.44%
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Index*
--------------------------------------------------------------------------------
1 year                         $  10,094                 .94%              .94%
--------------------------------------------------------------------------------
5 year                         $  20,685              106.85%            15.63%
--------------------------------------------------------------------------------
Life of Fund**                 $  23,419              134.19%            15.22%
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                                       6

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

BAR CHART DATA:

                         Yearly periods ended October 31

          Greater Europe Growth            Morgan Stanley Capital
             Fund -- Class S           International (MSCI) Europe Index*

1995**           15.06                            13.21
1996             25.11                            17.47
1997             24.47                            25.99
1998             24.68                            23.06
1999             16.36                            12.53
2000             11.31                              .94

                            1995**  1996   1997   1998  1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                   15.06  25.11  24.47  24.68 16.36  11.31
--------------------------------------------------------------------------------
Index Total
Return (%)                   13.21  17.47  25.99  23.06 12.53    .94
--------------------------------------------------------------------------------
Net Asset Value ($)          13.99  17.20  21.17  24.23 28.13  31.14
--------------------------------------------------------------------------------
Income
Dividends ($)                  .02    .11    .06    .54   .06    .08
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               --    .14    .14   1.30    --    .10
--------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged capitalization-weighted measure of 14 stock markets in Europe. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 10, 1994. Index comparisons begin October 31, 1994.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.

Portfolio Summary
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                                                                October 31, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 7% Cash Equivalents)

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                          The fund's allocations
                                                              in Germany and the
                                                           Netherlands increased
                                                        during the period, while
                                                         its positions in France
                                                           and Finland declined.
    United Kingdom              21%
    Germany                     21%
    France                      19%
    Netherlands                 12%
    Italy                        9%
    Switzerland                  6%
    Spain                        5%
    Finland                      3%
    Greece                       1%
    Other                        3%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 7% Cash Equivalents)

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                          The fund's performance
                                                          during its most recent
                                                          fiscal year was helped
                                                                by its media and
                                                             financial holdings.

    Financial                   30%
    Manufacturing               14%
    Energy                      10%
    Communications               9%
    Consumer Discretionary       7%
    Consumer Staples             6%
    Service Industries           5%
    Technology                   5%
    Health                       4%
    Other                       10%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
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(22% of Portfolio)                                       The fund's top holdings
                                                            reflect management's
                                                             emphasis on growing
                                                              companies that are
                                                             undergoing positive
                                                             fundamental change.

  1.    Total Fina ELF SA
        Explorer, developer and producer of oil and natural gas in France

  2.    Royal Dutch Petroleum Co.
        Producer, explorer, refiner and marketer of petroleum products in the Netherlands

  3.    Siemens AG
        Provider of electrical engineering and electronics services in Germany

  4.    Vodafone Group plc
        Provider of mobile telecommunication services in the United Kingdom

  5.    Marschollek, Lautenschlaeger und Partner AG
        Operator of an independent life insurance company in Germany

  6.    Nokia Oyj
        Manufacturer of telecommunication networks and equipment in Finland

  7.    Nestle SA
        Producer of food products in Switzerland

  8.    Akzo Nobel NV
        Producer and marketer of health care products, coatings, chemicals and fibers in the Netherlands

  9.    Schering AG
        Producer of pharmaceutical and chemical products in Germany

 10.    Aventis SA
        Manufacturer of life science products in France


For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                October 31, 2000

Dear Shareholders,

After several years of stellar performance, the European equity markets came under pressure during the six months ended October 31, 2000. A litany of issues weighed on the region's markets, including concerns about higher interest rates in the U.S. and the Eurozone (the 11 countries that constitute the European Union), rising oil prices, downgrades in the telecommunications sectors, and a sharp decline in the value of the euro, the region's common currency. Stock market weakness in the U.S. has also been a problem, as the slide in the Nasdaq average and earnings disappointments from several leading stocks -- particularly in the technology sector -- depressed sentiment in Europe. Europe's full-year numbers remain positive, however, due to the strong run-up in technology, media, and telecommunications (TMT) stocks during the first half of the fiscal period.

In this environment, the Class S shares of the Scudder Greater Europe Growth Fund produced a twelve-month return of 11.31%. However, the Class S shares of the fund has fallen 10.28% since April 30. In comparison, its unmanaged benchmark, the MSCI Europe Index, has returned -6.81% and .94% over the six- and twelve-month periods, respectively. We wish to remind investors that short-term volatility is a natural occurrence in the overseas markets, and that a period of more muted gains was inevitable following a multiyear rally. In our view, the fund continues to offer investors an attractive way to participate in the exciting developments that continue to unfold in Europe. The strength of the underlying fundamental trends in the region, as well as our investment strategy, is reflected in the fund's long-term record: Scudder Greater Europe Growth Fund -- Class S shares has outperformed the benchmark over the three- and five-year periods, and has also finished in the top 13% and 8%, respectively, of its peer group in those intervals, according to Lipper, Inc. In addition, the fund has been awarded an overall rating of 5 stars by Morningstar(TM).

--------------------------------------------------------------------------------

Investment Backdrop

We believe that, despite the recent turmoil in the European markets, there are a number of positives that investors should consider. In fact, this region is experiencing the strongest growth in a decade. Stronger growth continues to result in job creation, with countries like Germany and Italy reporting the lowest levels of unemployment in years. The fiscal situation in the public sector has improved across Europe, thanks to belt-tightening prior to EMU qualification and higher levels of economic growth. In addition, there is room to ease corporate and personal taxes, which should enhance European competitiveness and support consumption trends. However, evidence that inflation is rising has prompted the European Central Bank to raise interest rates several times. Their preemptive stance, along with the ongoing deregulation in utilities prices and technology-driven productivity improvements, should mitigate inflation pressures going forward.

We are also encouraged by the tax reform that is taking place across the Eurozone. In July, Germany's government approved the most far-reaching tax package in a generation. The measures include tax-free disposal of corporate cross-shareholdings, a staged decrease in the corporate tax rate from 40% to 25% (excluding local taxes), and a drop in the personal tax rate. These initiatives should accelerate the restructuring process and speed up industry consolidation by making corporate transactions less costly. Further, lower tax rates generally boost corporate earnings, improve companies' balance sheets, and drive new investment. The change in Germany's tax policy makes the country a more attractive business location than it has been in the past, and sends a signal to other Eurozone countries to lower their tax burdens to stimulate investment and remain competitive. In the portfolio, we have been positioned for this development through our holdings in Deutsche Bank and the insurers Allianz and Munich RE, all companies with large cross-shareholdings which can be unwound soon (and redeployed more efficiently) without adverse tax consequences.

On the negative side, the euro touched new lows despite increases in short-term interest rates by the European Central Bank. The currency has been weak due to the difference in growth rates between the Eurozone and the U.S. The interest rate backdrop has also been a negative, as short-term interest rates in the U.S. stand at 6.5% vs. 4.75% in Europe. Sentiment has been further weakened by conflicting statements by politicians and central bankers, as well as capital flows out of the region as European companies continue to purchase assets in the United States. On the positive side, a weak currency has had positive implications, benefitting export companies and supporting economic growth. We believe that the weakness in the euro is not supported by macroeconomic fundamentals in the region. A narrowing of the growth gap between the U.S. and Europe and a slowdown in merger and acquisition activity should support the currency over the medium term.

Portfolio Positioning

In managing the fund, we continue to use bottom-up, fundamental research to identify companies that we believe are key niche players, as well as companies benefiting from structural changes in the less developed markets and smaller firms possessing a strong global franchise. We strive to invest in companies early in their growth stage and hold them as they gain recognition and scale. The fund also invests in large-cap companies that are poised to boost their earnings through fundamental changes such as restructuring, the introduction of a new product, or entrance into a new market. We think that our dual focus on growth and change opportunities offers a useful balancing of risks over time.

The portfolio has evolved significantly since the first quarter of this year. Most notably, the fund's media holdings have been reduced and its commitments to the financial sector have been increased to an overweight position. The fund has a more balanced sectoral approach than it had earlier in the year, following our decision to increase the fund's holdings in financials and pharmaceuticals. Energy stocks also retain a significant weighting in the portfolio, based on our belief that the economic and commercial environment for these companies is as good as it has been in decades, at the same time as the stocks are trading at valuation levels lower than we have seen for many years.

For the full year, fund performance was helped by the performance of media holdings L'Espresso (Italy), Seat (Italy), Publicis (France), and TF1 (France). These stocks ran up on the back of stronger growth in the European advertising market. We moved to take profits in these companies during 2000 based on valuation concerns. The fund also benefited from its holdings in the niche financial firms Bipop (Italy) and MLP (Germany), as well as Siemens (Germany) and Serco (U.K.). On the negative side, the fund was hurt by its positions in cyclical companies, namely BOC (U.K.), ThyssenKrupp (Germany), Usinor (France), and BASF (Germany). Fund holdings in the technology and communications areas -- such as Nokia (Finland), Ericsson (Sweden), Philips, Tieto, and Dassault Systems -- also detracted during the second half of the reporting period. Nokia and Ericsson represent core blue chip holdings that, despite recent disappointments, remain formidable global competitors in the mobile handset area. Nokia management has a proven record of correctly forecasting sector trends, and has the leading global market share in mobile phones, giving the company huge economies of scale. Ericsson's business is largely in mobile infrastructure, where the company has reported good results and retains a leading global franchise.

A recent addition in the pharmaceutical area is a Swiss biotech firm, Ares Serono. A premier global player in the biotech industry, the company is benefiting from a blockbuster drug for multiple sclerosis which is currently marketed in Europe and is slated to be launched in the U.S. in 2001. The company has two additional growth franchises, 65% of the global reproductive/infertility market (which is growing at 10% per year), and an excellent position in human growth hormones. Despite its high-quality pipeline and strong revenue growth, we were able to purchase Ares Sereno at an attractive valuation relative to its peer group.

Heineken, a global producer and distributor of beverages, was another recent purchase. The company reported an increase in earnings for the first half of the year, driven by better pricing and sales volumes, improved sales mix, and a favorable currency impact. Recent acquisitions and an expansion of the distribution network underpin substantial opportunities for brand expansion and profit growth going forward.

Outlook

We believe that the European markets will face more challenging headwinds in the months ahead. Despite downward pressure on share prices amid the recent market volatility, valuations in certain sectors remain stretched. Global growth is peaking and corporate profit expectations may still be too high. Europe, nonetheless, remains an exciting investment environment from a long-term standpoint. Globalization and the development of the single market continue to drive corporate restructuring and consolidation, and governments continue to move toward badly needed tax and pension reform. Fostered by deregulation and a developing entrepreneurial culture, new companies are coming to the market and, once there, are being disciplined by a more discerning investor base. Against this backdrop, Scudder Greater Europe Growth Fund is diversified in an attempt to help balance the risks and capture the rewards of the current investment landscape.

Sincerely,

Your Portfolio Management Team

/s/Carol L. Franklin                                   /s/Joan R. Gregory

Carol L. Franklin                                         Joan R. Gregory


/s/Nicholas Bratt

Nicholas Bratt

The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

Scudder Greater Europe Growth Fund:
A Team Approach to Investing

Scudder Greater Europe Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Carol L. Franklin sets the fund's investment strategy and oversees its daily operation. Ms. Franklin joined the Adviser in 1981 and has 12 years of European research and investment management experience.

Portfolio manager Nicholas Bratt joined the Adviser in 1976 and has over 25 years of experience in global investing.

Portfolio manager Joan R. Gregory focuses on stock selection for the fund. Ms. Gregory joined the Adviser in 1992 and has been involved with global and international investments since 1989.

Glossary of Investment Terms
--------------------------------------------------------------------------------

   Consolidation  The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

        European The bank founded to oversee monetary policy for the eleven Central Bank countries that converted their local currencies to the euro
           (ECB) on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

             EMU The integration of European economies involving, among other (European changes, a move to a single currency for member nations. To
        Monetary  qualify for EMU membership, nations will be required to
          Union) meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

     Fundamental  Analysis of companies based on the projected impact of
        Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

   Restructuring  The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                      as of October 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Short-Term Investments 7.4%
----------------------------------------------------------------------------------
 Federal National Mortgage Association, 6.45%**,                       -----------
    11/1/2000 (Cost $103,262,000) ......................  103,262,000  103,262,000
                                                                       -----------


                                                             Shares
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Common Stocks 92.6%
----------------------------------------------------------------------------------

 Finland 3.2%
 JOT Automation Group Oyj (Manufacturer of high
    technology production automation systems and
    equipment) .........................................    1,207,900    4,205,323
 Kone Oyj "B" (Manufacturer of elevators) ..............      120,700    7,071,977
 Nokia Oyj (Provider of telecommunications services) ...      703,300   28,958,583
 Sonera Oyj (Provider of telecommunication services) ...      195,213    4,303,263
                                                                        ----------
                                                                        44,539,146
                                                                        ----------
 France 17.3%
 Accor SA (Operator of hotels, travel agencies and
    restaurants) .......................................      269,030   10,896,916
 Alcatel SA (Manufacturer of transportation,
    telecommunication and energy equipment) ............      297,234   18,147,294
 Altran Technologies SA (Provider of engineering and
    consulting services) ...............................       76,873   15,725,162
 Aventis SA (Manufacturer of life science products) ....      330,200   23,833,098
 BNP Paribas SA (Provider of banking services) .........      211,751   18,268,533
 Bouygues SA (Developer of large public projects, real
    estate, offshore oil platforms and energy networks)       156,535    7,975,303
 Cap Gemini SA (Provider of computer consulting
    services) ..........................................       55,782    8,905,051
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (Operator of supermarkets
    and convenience stores) ............................      100,000    8,737,755
 Galeries Lafayette (Operator of department store chain)      105,200   16,981,747
 Havas Advertising SA (Operator of advertising, media
    consultation and production industry businesses) ...       45,623      735,687
 Lagardere SA (Producer of audiovisual and
    telecommunication services) ........................      268,600   15,258,668
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ...............................      387,471   19,560,302
 Schneider Electric SA (Manufacturer of electronic
    components and automated manufacturing systems) ....      243,079   15,842,012
 Suez Lyonnaise des Eaux SA (Operator of water and
    electric utilities) ................................      112,250   17,138,016

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------

                                                             Shares       Value ($)
------------------------------------------------------------------------------------

 Thomson Multimedia* (Manufacturer of consumer
    electronic products) ...............................        20,144       923,685
 Total Fina ELF SA "B" (Explorer of oil and natural gas)       292,787    41,917,354
                                                                         -----------
                                                                         240,846,583
                                                                         -----------
 Germany 19.6%
 Allianz AG (Provider of multi-line insurance services)         60,232    20,483,978
 Bayer AG (Producer of chemical products) ..............       456,512    19,808,774
 Bayerische Hypo-und Vereinsbank (Provider of banking
    services) ..........................................       249,100    13,685,558
 Commerzbank AG (Provider of banking services) .........       391,600    11,056,530
 Deutsche Bank AG (Provider of financial services) .....       263,300    21,687,380
 Deutsche Telekom AG (Provider of telecommunication
    services) ..........................................       263,222     9,845,836
 Dresdner Bank AG (Provider of banking services) .......       358,569    14,904,244
 ERGO Versicherungs Gruppe AG (Provider of insurance
    services) ..........................................        84,945    11,757,363
 Epcos AG* (Producer of electronic components and
    integrated circuits) ...............................        88,802     6,748,858
 Marschollek, Lautenschlaeger und Partner AG (pfd.)
    (Operator of independent life insurance company) ...       220,100    29,716,774
 Metro AG (Operator of building, clothing, electronic and
    food stores) .......................................       215,200     8,680,013
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Provider of insurance services) ...................        58,020    18,327,582
 ProSieben Sat.1 Media AG (Preferred) (Producer and
    broadcaster of television programming, operator of
    interactive Internet web sites) ....................       512,000    16,129,777
 SAP AG (Manufacturer of computer software) ............        36,300     5,945,979
 SAP AG -- Vorzug (Manufacturer of computer software)...        34,300     6,946,515
 Schering AG (Producer of pharmaceutical and chemical
    products) ..........................................       447,000    24,975,714
 Siemens AG (Developer of electrical products) .........       247,300    31,499,226
                                                                         -----------
                                                                         272,200,101
                                                                         -----------
 Greece 1.0%
 Alpha Credit Bank AE (Provider of commercial banking
    services) ..........................................       209,925     7,760,619
 National Bank of Greece SA (Provider of banking
    services) ..........................................       152,519     5,798,513
                                                                         -----------
                                                                          13,559,132
                                                                         -----------
 Ireland 0.6%
 Irish Life & Permanent plc (Operator of retail financial
    services group) ....................................       863,686     8,661,444
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------

                                                                Shares       Value ($)
---------------------------------------------------------------------------------------

 Italy 8.1%
 Assicurazioni Generali (Provider of insurance and financial
    services) .............................................       520,900    17,139,990
 Banco Intesa SpA (Provider of banking services) ..........     4,837,035    20,085,035
 Bulgari SpA (Manufacturer and retailer of fine jewelry,
    luxury watches and perfumes) ..........................       854,900    10,068,767
 ENI SpA (Explorer and distributor of petroleum
    products) .............................................     2,144,000    11,615,287
 Gruppo Coin SpA* (Operator of department stores
    selling clothing, accessories and furnishings) ........       643,350     8,795,442
 Riunione Adriatica di Sicurta SpA (Provider of
    insurance services) ...................................     1,254,250    16,476,271
 Saipem SpA (International contractor in oil and gas
    exploration and drilling, construction of refineries and
    pipelines) ............................................     2,734,500    14,257,087
 San Paolo-- IMI SpA (Provider of commercial banking
    services) .............................................       898,200    14,567,698
                                                                            -----------
                                                                            113,005,577
                                                                            -----------
 Netherlands 11.2%
 ABN AMRO Holding NV (Provider of financial services) .....       793,536    18,395,593
 Akzo Nobel NV (Producer and marketer of health care
    products, coatings, chemicals and fibers) .............       579,000    26,377,449
 Heineken Holding NV "A" (Producer and distributor of
    beers, spirits, wines and soft drinks) ................       312,600    11,148,662
 Heineken NV (Producer of beer and soft drinks) ...........        49,000     2,662,935
 ING Groep NV (Provider of insurance and financial
    services) .............................................       228,670    15,712,655
 Koninklijke (Royal) Philips Electronics NV (Manufacturer of
    lighting and electronic products) .....................       470,951    18,519,745
 Qiagen NV* (Provider of biopharmaceutical products and
    technologies) .........................................       126,400     5,451,000
 Royal Dutch Petroleum Co. (Producer, explorer, refiner and
    marketer of petroleum products) .......................       702,600    41,697,276
 VNU NV (Provider of international publishing services) ...       340,244    16,034,960
                                                                            -----------
                                                                            156,000,275
                                                                            -----------
 Norway 0.7%
 Norsk Hydro AS (Producer of fertilizers, oil, gas and
    aluminum products) ....................................       229,300     9,125,015
                                                                            -----------

 Spain 5.0%
 Banco Popular Espanol SA (Provider of commercial
    banking services throughout Europe) ...................       655,300    19,614,796
 Cortefiel SA (Owner and operator of various retail clothing
    stores) ...............................................       539,000     9,680,185


    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------

                                                             Shares       Value ($)
-----------------------------------------------------------------------------------

 Promotora de Informaciones SA* (Prisa) (Provider of media
    products) ...........................................      100,005    1,927,667
 Recoletos Compania Editorial SA* (Publisher of financial,
    sports, women's and health publications) ............      195,200    1,765,281
 Telefonica SA (Provider of telecommunication services) .    1,081,399   20,633,530
 Union Electrica Fenosa SA (Producer and distributor of
    electrical energy) ..................................      885,453   16,383,521
                                                                         ----------
                                                                         70,004,980
                                                                         ----------
 Sweden 0.5%
 Ericsson LM "B" (Producer of advanced systems and
    products for wired and mobile communications) .......      476,000    6,333,333
                                                                         ----------

 Switzerland 5.8%
 Credit Suisse Group (Provider of universal banking and
    financial services) .................................       75,225   14,103,380
 Nestle SA (Producer of food products) ..................       13,561   28,102,768
 Roche Holding AG (PC) (Manufacturer of pharmaceutical
    and chemical products) ..............................        1,620   14,798,554
 Serono SA (Developer and marketer of biotechnology
    products) ...........................................       15,335   13,795,102
 UBS AG (Provider of banking and asset management
    services) ...........................................       72,600   10,056,968
                                                                         ----------
                                                                         80,856,772
                                                                         ----------
 United Kingdom 19.6%
 ARM Holdings plc* (Designer of RISC microprocessors and
    related technology) .................................      600,600    5,919,059
 BOC Group plc (Producer of chemical products) ..........      826,692   11,502,002
 BP Amoco plc (Provider of oil internationally) .........    2,449,400   20,749,264
 Bae Systems plc (Producer of military aircraft) ........    2,739,707   15,545,130
 Barclays plc (Provider of commercial and investment
    banking, insurance and other financial services) ....      574,910   16,431,047
 British Telecom plc (Provider of telecommunication
    services) ...........................................      931,300   10,905,848
 Cable and Wireless plc (Provider of telecommunication
    services) ...........................................      350,500    4,952,804
 Capital Radio plc (Operator of radio broadcasting
    company) ............................................       56,978    1,230,416
 Diageo plc (Producer and distributor of food products,
    beer and liquor; owner of fast-food restaurants) ....    2,148,910   20,259,279
 Glaxo Wellcome plc (Developer of pharmaceutical
    products) ...........................................      455,647   13,101,730
 Granada Compass plc* (Provider of an assortment of
    hospitality and media services) .....................    2,150,898   18,516,748
 HSBC Holdings plc (Provider of international banking and
    financial services) .................................    1,245,973   17,732,852

    The accompanying notes are an integral part of the financial statements.


----------------------------------------------------------------------------------------------

                                                                      Shares        Value ($)
----------------------------------------------------------------------------------------------

 J Sainsbury plc (Retail distributor of food through
    supermarkets) ............................................       1,278,700       7,176,597
 Prudential Corp. plc (Provider of a broad range of financial
    services) ................................................         549,400       7,381,198
 Reed International plc (Publisher of scientific, professional
    and business-to-business materials) ......................         904,100       8,346,692
 Reuters Group plc (Provider of international news and
    information) .............................................         493,400       9,596,439
 Rio Tinto plc (Developer of mining products) ................         529,200       8,551,714
 Royal & Sun Alliance Insurance Group plc (Provider of
    insurance services) ......................................       2,560,159      18,199,708
 Serco Group plc (Provider of management support
    services) ................................................       1,136,000      10,454,675
 SmithKline Beecham plc (Manufacturer of ethical drugs and
    health care products) ....................................       1,194,402      15,406,323
 Vodafone Group plc (Provider of mobile
    telecommunication services) ..............................       7,379,675      30,668,965
                                                                                 -------------
                                                                                   272,628,490
                                                                                 -------------
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,167,036,264)                                        1,287,760,848
----------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,270,298,264) (a)                   1,391,022,848
----------------------------------------------------------------------------------------------


*        Non-income producing security.

**       Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $1,274,543,412. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $116,479,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $183,675,194 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,195,758.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
-----------------------------------------------------------------------------------------
Investments in securities, at value (cost $1,270,298,264) .............   $ 1,391,022,848
Cash ..................................................................            18,744
Receivable for investments sold .......................................        12,830,239
Dividends receivable ..................................................         1,116,781
Receivable for Fund shares sold .......................................        18,842,887
Foreign taxes recoverable .............................................         1,685,345
Due from Adviser ......................................................            32,505
                                                                          ---------------
Total assets ..........................................................     1,425,549,349

Liabilities
-----------------------------------------------------------------------------------------
Payable for investments purchased .....................................        10,485,620
Payable for Fund shares redeemed ......................................         1,467,364
Accrued management fee ................................................         1,133,617
Accrued Directors' fees and expenses ..................................            73,907
Other accrued expenses and payables ...................................         1,525,734
                                                                          ---------------
Total liabilities .....................................................        14,686,242
-----------------------------------------------------------------------------------------
Net assets, at value                                                      $ 1,410,863,107
-----------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...................................           587,200
Net unrealized appreciation (depreciation) on:
  Investments .........................................................       120,724,584
  Foreign currency related transactions ...............................          (191,087)
Accumulated net realized gain (loss) ..................................        46,997,480
Paid-in capital .......................................................     1,242,744,930
-----------------------------------------------------------------------------------------
Net assets, at value                                                        1,410,863,107
-----------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------
Class AARP
NetAsset Value, offering and redemption price per share ($1,028,046 / 33,011 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
   authorized) ........................................................    $        31.14
Class S
NetAsset Value, offering and redemption price per share ($1,409,835,061 /
   45,269,748 shares of capital stock outstanding, $.01 par value,
   100,000,000 shares authorized) .....................................    $        31.14

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,417,741) ........  $  19,026,861
Interest .......................................................      4,961,983
                                                                  -------------
Total Income ...................................................     23,988,844
                                                                  -------------
Expenses:
Management fee .................................................     14,443,770
Administrative fee .............................................        421,497
Services to shareholders .......................................      3,813,353
Custodian and accounting fees ..................................      1,238,453
Auditing .......................................................         79,850
Legal ..........................................................          4,125
Directors' fees and expenses ...................................        105,059
Reports to shareholders ........................................        396,021
Registration fees ..............................................        151,452
Reorganization fees ............................................        135,194
Other ..........................................................         46,411
                                                                  -------------
Total expenses, before expense reductions ......................     20,835,185
Expense reductions .............................................        (32,505)
                                                                  -------------
Total expenses, after expense reductions .......................     20,802,680
--------------------------------------------------------------------------------
Net investment income (loss)                                          3,186,164
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    141,109,733
Foreign currency related transactions ..........................     (1,078,305)
                                                                  -------------
                                                                    140,031,428
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (55,186,006)
Foreign currency related transactions ..........................       (222,637)
                                                                  -------------
                                                                    (55,408,643)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           84,622,785
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  87,808,949
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Years Ended October 31,
Increase (Decrease) in Net Assets                          2000              1999
---------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................   $     3,186,164    $     4,225,178
Net realized gain on investment transactions .....       140,031,428         60,708,531
Net unrealized appreciation (depreciation) on
   investment transactions during the period .....       (55,408,643)       106,957,885
                                                     ---------------    ---------------
Net increase in net assets resulting from
   operations ....................................        87,808,949        171,891,594
                                                     ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Class AARP .....................................              --                 --
                                                     ---------------    ---------------
  Class S ........................................        (3,040,920)        (2,849,719)
                                                     ---------------    ---------------
Net realized gains:
  Class AARP .....................................              --                 --
                                                     ---------------    ---------------
  Class S ........................................        (3,789,535)              --
                                                     ---------------    ---------------
Fund share transactions:
Proceeds from shares sold ........................     3,262,435,262      1,875,696,213
Reinvestment of distributions ....................         6,504,234          2,719,498
Cost of shares redeemed ..........................    (2,974,422,151)    (2,144,456,345)
                                                     ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions ............................       294,517,345       (266,040,634)
                                                     ---------------    ---------------
Increase (decrease) in net assets ................       375,495,839        (96,998,759)
Net assets at beginning of period ................     1,035,367,268      1,132,366,027
Net assets at end of period (including
   undistributed net investment income of $587,200   ---------------    ---------------
   and $2,822,146, respectively) .................   $ 1,410,863,107    $ 1,035,367,268
                                                     ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP
--------------------------------------------------------------------------------
                                                                       2000(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $32.02
                                                                    ----------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (b)                                       (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.85)
                                                                    ----------
--------------------------------------------------------------------------------
  Total from investment operations                                       (.88)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $31.14
                                                                    ----------
--------------------------------------------------------------------------------
Total Return (%)                                                        (2.75)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.35*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.09)**
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                72
--------------------------------------------------------------------------------


(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

----------------------------------------------------------------------------------
Years Ended October 31,                   2000     1999     1998     1997    1996
----------------------------------------------------------------------------------
Net asset value, beginning of period    $28.13   $24.23   $21.17   $17.20   $13.99
                                        ------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------
  Net investment income (loss) (b)         .07      .10(c)   .16      .03      .13
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       3.12     3.86     4.74     4.14     3.33
                                        ------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations        3.19     3.96     4.90     4.17     3.46
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
  Net investment income                   (.08)    (.06)    (.54)    (.06)    (.11)
----------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                            (.10)      --    (1.30)    (.14)    (.14)
                                        ------------------------------------------
----------------------------------------------------------------------------------
  Total distributions                     (.18)    (.06)   (1.84)    (.20)    (.25)
----------------------------------------------------------------------------------
Net asset value, end of period          $31.14   $28.13   $24.23   $21.17   $17.20
                                        ------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                         11.31    16.36    24.68    24.47(d) 25.11(d)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             1,410    1,035    1,132      196      120
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                            1.42(e)  1.46     1.48     1.72     1.97
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                            1.42(e)  1.46     1.48     1.66     1.50
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                        .22      .37      .63      .16      .82
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                 72       83       93       89       39
----------------------------------------------------------------------------------


(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S.

(b)      Based on monthly average shares outstanding during the period.

(c) Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

(d) Total returns would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.41% and 1.41%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $1,234,471,889 and $978,688,365, respectively.

C. Related Parties

As described in Note E, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new investment management agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% on the first

$1,000,000,000 of average daily net assets and 0.90% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the date of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% on the next $500,000,000 of such assets, 0.85% on the next $500,000,000 of such assets, and 0.80% of such assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2000, the fees pursuant to the Agreement and the Management Agreement amounted to $14,443,770. This was equivalent to an effective annual rate of 0.99% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement, the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $421,497, of which $268,055 is unpaid at October 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $1,782,899, of which $4,847 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $128,120, of which $403 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $519,078, of which $1,478 is unpaid at October 31, 2000.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $40,050. In addition, a one-time fee of $65,009 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $32,505 of such costs.

Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

F. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                               Year Ended                          Year Ended
                            October 31, 2000                    October 31, 1999
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* .......        33,683   $    1,027,300               --   $           --
Class S** .........    95,336,229    3,261,407,962       70,803,786    1,875,696,213
                                    --------------                    --------------
                                    $3,262,435,262                    $1,875,696,213
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------------
Class AARP* .......            --   $           --               --   $           --
Class S** .........       186,155        6,504,234          102,622        2,719,498
                                    --------------                    --------------
                                    $    6,504,234                    $    2,719,498
                                    --------------                    --------------
Shares redeemed
--------------------------------------------------------------------------------------
Class AARP* .......          (672)   $     (20,691)              --   $           --
Class S** .........   (87,055,905)  (2,974,401,460)     (80,829,241)  (2,144,456,345)
                                    --------------                    --------------
                                   $(2,974,422,151)                  $(2,144,456,345)
                                    --------------                    --------------
Net increase (decrease)
--------------------------------------------------------------------------------------
Class AARP* .......        33,011   $    1,006,609               --   $           --
Class S** .........     8,466,479      293,510,736       (9,922,833)    (266,040,634)
                                    --------------                    --------------
                                    $  294,517,345                     $(266,040,634)
                                    --------------                    --------------


* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 22, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.10 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $149,239,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $2,417,741 and earned $3,704,398 of foreign source income during the year ended October 31, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.09 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Greater Europe Growth Fund (the "fund"), a series of Scudder International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.       To elect Directors of Scudder International Fund, Inc.


                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          26,393,039           429,534
   Linda C. Coughlin                             26,373,471           449,102
   Dawn-Marie Driscoll                           26,389,376           433,197
   Edgar R. Fiedler                              26,355,589           466,984
   Keith R. Fox                                  26,405,285           417,288
   Joan E. Spero                                 26,374,524           448,049
   Jean Gleason Stromberg                        26,381,282           441,291
   Jean C. Tempel                                26,387,323           435,250
   Steven Zaleznick                              26,369,625           452,948
--------------------------------------------------------------------------------


2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     26,051,068             453,569              317,937                 0
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*                                Joyce E. Cornell*
   o  President and Director                         o  Vice President

 Henry P. Becton, Jr.                              Carol L. Franklin*
   o  Director; President, WGBH                      o  Vice President
      Educational Foundation
                                                   Edmund B. Games, Jr.*
 Dawn-Marie Driscoll                                 o  Vice President
   o  Director; President, Driscoll
      Associates; Executive Fellow,                William F. Glavin*
      Center for Business Ethics,                    o  Vice President
      Bentley College
                                                   Joan E. Gregory*
 Edgar R. Fiedler                                    o  Vice President
   o  Director; Senior Fellow and
      Economic Counsellor, The                     James E. Masur*
      Conference Board, Inc.                         o  Vice President

 Keith R. Fox                                      Howard S. Schneider*
   o  Director; General Partner,                     o  Vice President
      The Exeter Group of Funds
                                                   Tien-Yu Sieh*
 Joan E. Spero                                       o  Vice President
   o  Director; President, The
      Doris Duke Charitable Foundation             John Millette*
                                                     o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Director; Consultant                         Kathryn L. Quirk*
                                                     o  Vice President and Assistant Secretary
 Jean C. Tempel
   o  Director; Managing Director,                 John R. Hebble*
      First Light Capital, LLC                       o  Treasurer

 Steven Zaleznick                                  Brenda Lyons*
   o Director; President and Chief                   o  Assistant Treasurer
     Executive Officer, AARP Services, Inc.
                                                   Caroline Pearson*
 Thomas V. Bruns*                                    o  Assistant Secretary
   o  Vice President
                                                   *Scudder Kemper Investments, Inc.
 Irene T. Cheng*
   o  Vice President

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       38

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER
INVESTMENTS (SM)
[LOGO]


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group